Supplement dated September 14, 2012

to the Statement of Additional Information

for Principal Funds, Inc.

dated February 29, 2012

(as supplemented on March 16, 2012, April 9, 2012, June 15, 2012 and July 17, 2012)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS

Interested Directors

On page 39, delete all references to Ralph C. Eucher.

MANAGEMENT INFORMATION

On page 42, under the “Position(s) Held with Fund” column for Michael J. Beer, add “Member Executive Committee.”

On page 42, delete the information pertaining to Ralph C. Eucher.

On page 42, under the “Position(s) Held with Fund” column for Nora M. Everett, add “Chair,” and under the “Length of Time Served,” add “Since 2012.”

On page 43, delete the information pertaining to Stephen G. Gallaher.

On page 45, delete all information pertaining to Ralph C. Eucher in the table under the heading Directors Considered to be "Interested Persons."

INVESTMENT ADVISORY AND OTHER SERVICES

On or about October 1, 2012, on page 111, delete the references to Guggenheim Investment Management, LLC and Guggenheim Partners Asset Management, LLC and substitute:

Sub-Advisor:   Guggenheim Partners Investment Management, LLC, (“GPIM” or “Guggenheim”) was founded in 2012.  GPIM was formed by the consolidation of Guggenheim Investment Management, LLC (“GIM”), founded in 2001, with its SEC registered investment adviser affiliate Guggenheim Partners Asset Management, LLC (“GPAM”), founded in 2005.  The legal entity consolidation and name change was completed on June 30, 2012.  GPIM is controlled by Guggenheim Capital, LLC.

Fund(s):           a portion of the assets of Global Diversified Income

On page 111, after the Columbus Circle Investors sub-advisor information, insert the following:

Sub-Advisor:    DDJ Capital Management, LLC (“DDJ”) is a Massachusetts limited liability company that was founded in 1996.  DDJ is 100% privately owned by its founders and key employees.  David Breazzano, the firm’s President, Chief Investment Officer, and co-founder, is the sole managing member, and has voting control with respect to the firm.

 Fund(s):           a portion of the assets of Global Diversified Income

Effective November 1, 2012, in the second table on page 116, delete the information pertaining to the Income Fund and add the following chart:

	First $2 billion	Next $1 billion	Over $3 billion
Income	0.50%	0.44%	0.43%

Effective November 1, 2012, on page 117, delete the information about the SAM Conservative Balanced Portfolio and substitute:

Fund	Class A	Class B	Class C	Class J	Institutional Class	Expiration
SAM Conservative Balanced	0.63%	1.38%	1.38%	0.63%	N/A	02/28/2014

Effective November 1, 2012, on page 118, delete the information in the first chart for the International Fund I and substitute:

Fund	Waiver	Expiration
International I	0.020%	02/28/2014

On or about October 1, 2012, on page 123, insert the following:

	Net Asset Value of Fund
Fund	First $750 million*	Over $750 million
Global Diversified Income (high yield portion) (DDJ)	0.40%	0.35%
* If assets assigned to DDJ fall below $500 million during any period after June 30, 2013, the fee schedule will be 0.45% on all assets.

APPENDIX B

Proxy Voting Policies

On or about October 1, 2012, add the following Proxy Voting Policy for DDJ Capital Management, LLC.

DD J Capital Management, LLC

Proxy Voting Policies and Procedures Updated March 13, 2012

I.                   Overview

In accordance with the fiduciary duties owed to our clients and Rule 206(4)-6 promulgated by the Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940 (the "Advisers Act"), DDJ Capital Management, LLC ("DDI"), a registered investment adviser, has adopted and implemented these Proxy Voting Policies and Procedures (the "Policies") that we believe are reasonably designed to ensure that proxies are voted in the best interests of our clients. Because our authority to vote proxies on behalf of our clients is established by our advisory contracts with such clients, the Policies have been tailored to reflect these specific contractual obligations.1 The Policies also reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

II.                Statement of Proxy Voting Policy

It is the policy of DDJ to vote all proxies in the best interests and for the benefit of its clients. We believe that this means voting in accordance with our judgment as to what voting decision is most likely to maximize total return to the client as an investor in the company whose securities are being voted, including, where applicable, returns to the client on positions held in non-voting securities of that issuer or securities of other issuers that may be materially affected by the outcome of the vote.

DDJ primarily manages investments in high-yield and distressed debt, rather than equity, securities. As a result, DDJ does not receive proxies in connection with most of our clients' investment positions. However, certain of our client accounts do hold equity securities. Many of the proxies received by DDJ with respect to securities held in client accounts relate to special situations, such as the restructuring of an issuer that is emerging or recently emerged from bankruptcy, that is in financial distress or that has significant debt obligations but improving fundamentals. DDJ believes that it is not appropriate, in most cases, to vote proxies with respect to the securities of such issuers in accordance with fixed, pre-determined guidelines. Accordingly, DDJ generally reviews and makes a voting decision on each matter presented in such proxy on an individual, case-by-case basis. DDJ generally gives similar, case-by-case treatment to proxies with respect to securities of other issuers, with the exception of routine matters noted below. Normally, voting decisions are made by the portfolio manager or research analyst responsible at the time of the vote for monitoring the corporate events of the particular

1 Certain clients may withhold proxy voting authority from DDJ. In such instances, DDJ will not vote any proxies received with respect to the underlying client account, though DDJ may provide consultation to such client in advance of any applicable voting deadline.

issuer of the securities to be voted. DDJ believes such individualized consideration of proxy voting decisions best serves our clients' interests. For certain more routine matters that are commonly presenting to shareholders for vote and that do not involve issuers in special situations or other circumstances requiring individual analysis, DDJ has established general voting guidelines that are set forth in Section VJJ  of these Policies. However, with respect to any particular proxy, DDJ is not obligated to follow these general voting guidelines.

In certain circumstances, DDJ may elect to not vote proxies with respect to securities held in client accounts, including, but not limited to, situations where (a) the securities are no longer held in a client's account; (b) the proxy or related materials are not received in sufficient time to allow DDJ to analyze the material or cast an informed vote by the voting deadline; or (c) DDJ concludes that the costs of voting a proxy outweigh any potential benefits to its clients.

III.    Proxy Voting Procedures

DDJ has designated an internal proxy administrator (the "Administrator"). The Administrator is responsible for coordinating the review and voting of client proxies. With respect to pending proxy matters, the Administrator reviews on a regular basis the information provided to us electronically by the custodians for our clients (generally, in whose name (or nominee name) the security has been registered).2 Upon concluding that a proxy has been distributed to shareholders by an issuer in which a client has a long position, the Administrator monitors incoming regular mail for paper copies of such proxies. The Administrator follows up directly with the custodian, issuer and/or Automatic Data Processing, Inc. ("ADP") in the event that the issuer (or other shareholder service) has not timely delivered such paper proxy to DDJ.

Following receipt of a proxy, the Administrator reviews the proxy and the matters to be voted therein. The Administrator also cross-checks the shareholdings information contained in the proxy with the applicable client holdings report to confirm that the ownership information on file with ADP, the custodian and/or the issuer matches our internal records; to the extent that it does not, the Administrator will attempt to reconcile the discrepancy directly with the applicable custodian. Furthermore, any material conflicts of interest identified by the Administrator are resolved as described in Section IV below. The Administrator then distributes the proxy to the applicable portfolio manager or research analyst so that s/he can review the proxy in accordance with the procedures outlined in Section II above. If  the portfolio manager or research analyst is aware of any matter that may constitute a material conflict of interest, s/he will contact the Administrator such that the conflict may be addressed in accordance with the procedures described in Section IV below. Otherwise, the portfolio manager or research analyst will return the completed proxy to the Administrator. The Administrator then provides the Chief Compliance Officer (or a designee) with a copy of the completed proxy for review. If the Chief Compliance Officer is aware of any material conflict of interest, s/he will contact the Administrator such that the conflict may be addressed in accordance with the procedures described in Section IV below. Otherwise, the Administrator votes the proxy in accordance with the instructions provided by the portfolio manager or research analyst typically either

2 DDJ may also review ProxyEdge, an electronic proxy notification and voting service to which DDJ subscribes, for information regarding proxy voting.

electronically (typically via www.proxyvote.com) or via paper ballot, as applicable.3 After the Administrator has voted the proxy, the Administrator keeps a copy of the proxy, together with a completed internal checklist of proxy procedures maintained by DDJ (the form of which is attached hereto as Exhibit A), for record keeping purposes.

In the event that the Administrator is out of the office, the DDJ Head Trader assumes responsibility for the timely internal distribution and voting of proxies.

IV.    Conflicts of Interest

From time to time, DDJ (and/or its affiliates) may have a material conflict of interest with respect to a matter to be voted. For example, it is possible that DDJ (or one of its affiliates) may have a very significant business relationship with either the company whose stock is being voted, the person soliciting the proxy or a third party that has a material interest in the outcome of the proxy vote. If the Administrator identifies or is notified of a potential material conflict of interest, the Administrator will convene a meeting of DDJ's internal proxy committee, which has been created to address situations when such conflicts arise. The internal proxy committee, which consists of one or more members of the DDJ legal department and such other DDJ personnel as may be designated to serve on the committee from time to time, will then meet to determine whether voting on such proxy matter presents a material conflict of interest. In the event that the internal committee concludes that there is a material conflict of interest, DDJ generally will request a waiver of the conflict or voting instructions from the client, a representative of the client or an appropriate independent third party. Specifically:

•         for investment fund clients of DDJ that have established an independent board of advisors, DDJ will disclose the conflict to such board of advisers of the applicable investment fund, and either vote the proxy as instructed by the applicable board or obtain a waiver for DDJ to vote the proxy;

•         for investment fund clients of DDJ that have not established a board of advisors, DDJ will disclose the conflict (a) to such fund's independent accountants or another unaffiliated third party advisor selected by DDJ, and vote the proxy in accordance with the instructions of such proxy advisor, or (b) to the underlying investors (e.g., limited partners) of such investment fund and seek either voting instructions or a waiver of the conflict directly from a majority in interest with respect to such investors;

•         for any commingled vehicle established as a trust, DDJ will disclose the conflict to the trustee of such entity (provided that the trustee is unaffiliated with DDJ), and seek either voting instructions or a waiver of the conflict from such trustee;

•         for ERISA accounts, DDJ will disclose the conflict to the plan sponsor, trustee or other named fiduciary for the plan and seek either voting instructions or a waiver of the conflict from such fiduciary; and

•         for other non-ERISA separate accounts, DDJ will disclose the conflict to the underlying client and seek either voting instructions or a waiver of the conflict directly from such client.

3 In certain cases, depending on the voting authority provided to DDJ by the underlying client, DDJ may instruct the client's custodian to vote the proxy in accordance with DDJ's direction.

In the event that the client, client representative or other third party, as the case may be, does not desire to direct the vote of the proxy matter in question, DDJ may, as circumstances warrant, take other steps, such as consulting with its outside legal counsel or an independent third party service, which steps are designed to result in a decision that is demonstrably based on the clients' best interests and not the product of the conflict. If  a material conflict cannot be resolved as described above, DDJ will not vote the proxy.

V.                 Maintenance of Proxy Voting Records

As required by Rule 204-2 under the Advisers Act, DDJ maintains records of proxies that it has voted on behalf of its clients. These records include:

(i)                 a copy of DDJ's internal policies and procedures with respect to proxy voting, as updated from time to time;

(ii)               copies of proxy statements received regarding securities held in client accounts, unless the materials are available electronically through the SEC's EDGAR system;

(iii)             a record of each vote cast on behalf of our clients;

(iv)             a copy of any internal documents created by DDJ that were material to making the decision how to vote proxies on behalf of its clients; and

(v)               each written client request for proxy voting records and DDJ's written response to any (written or oral) client request for such records.

With respect to accounts managed on behalf of any plan subject to ERISA, DDJ also maintains accurate proxy voting records to enable the named fiduciary of such accounts to determine whether DDJ is fulfilling its ERISA obligations with respect to a particular account. DDJ will maintain these proxy voting books and records for a period of six years. These records will be maintained for at least the first two years in DDJ's office.

VI.              Disclosure

DDJ will provide each client a summary of these Policies. Alternatively, or upon the request of any client, DDJ will provide such client copies of its full Policies as well as information with respect to how DDJ voted proxies on behalf of such client.

VII.   Proxy Voting Guidelines

The following guidelines are not exhaustive and do not include all potential voting issues. Because proxy voting issues and the circumstances of individual portfolio companies are so varied, there may be instances when DDJ will not vote in strict adherence to these guidelines. In addition, votes on matters not covered by these guidelines will be determined in accordance with the policies and procedures principles set forth above. For example, proxy votes that present company-specific issues of a non-routine nature may be more appropriately handled on a case-by-case basis, as described above. At any time, DDJ may seek voting instructions from some or all of the clients holding the securities to be voted, and, as a result, client instructions may cause DDJ to vote differently for different clients on the same matter.

I.       The Board of Directors

A.                 Director Nominees in Uncontested Elections

Vote for director nominees, examining the following factors:

•         long-term corporate performance record of the company's stock relative to a market index; and

•         composition of board and key board committees.

In certain cases, and when information is readily available, we may also review:

•         corporate governance provisions and takeover activity;

•         board decisions regarding executive pay;

•         board decisions regarding majority-supported shareholder proposals in back-to-back years;

•         director compensation; and

•         number of other board seats held by nominee.

B.                  Majority of Independent Directors

Vote for proposals that the board be comprised of a majority of independent directors.

Vote for proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

C.                 Director and Officer Indemnification and Liability Protection

Vote on a case-by-case basis proposals concerning director and officer indemnification and liability protection.

Vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

Vote against indemnification proposals that would expand coverage beyond just legal expenses to include coverage for acts or omissions, such as gross negligence or worse, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director or officer was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

II.                Proxy Contests

A.      Director Nominees in Contested Elections

Vote on a case-by-case basis when the election of directors is contested, examining some or all of the following factors:

•         long-term financial performance of the company relative to its industry;

•         management's track record;

•         background to the proxy contest;

•         qualifications of director nominees (both slates);

•         evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and

•         stock ownership positions of director nominees.

III.             Auditors Ratifying Auditors

Vote for proposals to ratify auditors, unless it appears that: an auditor has a financial interest in or association with the company that impairs the auditor's independence; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

IV.              Proxy Contest Defenses

A.      Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

B.                 Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

C.                 Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.                 Capital Structure

A.                 Common Stock Authorization

Vote on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

B.                 Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C.                 Reverse Stock Splits

Vote against management proposals to implement a reverse stock split.

D.                 Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VI.              Executive and Director Compensation

In general, we vote on a case-by-case basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

In evaluating a pay plan, we may consider its dilutive effect both on shareholder wealth and on voting power. We may consider equity-based compensation along with cash components of pay. Administrative features may also be factored into our vote. For example, our policy is that the plan should generally be overseen by a committee of independent directors; insiders should not generally serve on compensation committees.

Other factors, such as repricing underwater stock options without shareholder approval, may cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

A.                 Proposals to Limit Executive and Director Pay

Vote on a case-by-case basis all proposals that seek additional disclosure of executive and director pay information.

Vote on a case-by-case basis all other proposals that seek to limit executive and director pay.

Vote for proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.

B.                  Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than 5% of outstanding shares).

C.                 401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees. VII.   Mergers and Corporate Restructurings

Vote on a case-by-case basis proposals related to mergers and acquisitions, taking into account some or all of the following factors:

•         anticipated financial and operating benefits;

•         offer price (cost vs. premium);

•         prospects of the combined companies;

•         how the deal was negotiated; and

•         changes in corporate governance and their impact on shareholder rights.

Exhibit A

Proxy Checklist

Name of Issuer:_______________________

Date proxy required to be voted:_____________ Record Date__________________

___  Cross-check proxy ownership disclosure with internal DDJ holdings report

___  Deliver checklist and proxy to Responsible Analyst:_________________________

___  Receive completed proxy from Responsible Analyst

Deliver completed proxy to Legal Department
___  Receive completed proxy from Legal Department

___ Confirm with CFO, DDJ Head Trader, Responsible Analyst and Legal Department that no material conflicts were identified.

If any of the addressees or copied persons believes that there may be a potential material conflict of interest with respect to a proxy matter to be voted, please notify me so that I may convene a meeting of the DDJ Internal Proxy Committee in accordance with the Policies.

Either:

        ___  Vote proxy via _________________________   on                                    in accordance

with instructions provided by the Responsible Analyst.

or

___  Convene DDJ Internal Proxy Committee and vote proxy accordingly

___  File proxy in accordance with internal record-keeping procedures

Comments:____________________________________________________________________

Initialed: _____________

Chris Kaminski Administrator